Exhibit 99.1

Marchex Reports Second Quarter 2010 Financial Results

SEATTLE—August 5, 2010 Marchex, Inc. (NASDAQ: MCHX) today reported its results for the second quarter of 2010 ended June 30, 2010.

Second Quarter 2010 Consolidated Financial Results:

•	Revenue was $21.4 million for the second quarter of 2010, compared to $21.1 million for the same period of 2009.

•

GAAP net loss applicable to common stockholders was $3.2 million for the second quarter of 2010 or $0.10 per diluted share. This compares to GAAP net loss applicable to common stockholders of $1.2 million or $0.04 per diluted share for the same period of 2009. The second quarter 2010 results included non-cash stock-based compensation expense of $2.6 million, compared to non-cash stock-based compensation expense of $2.5 million for the same period in 2009.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP loss for the second quarter of 2010 was $0.03, compared to Adjusted non-GAAP income of $0.03 for the same period of 2009. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP measures.

•

Adjusted operating income (loss) before amortization was ($1.8) million for the second quarter of 2010, compared to $1.5 million for the same period of 2009. A reconciliation of non-GAAP adjusted operating income (loss) before amortization to GAAP operating income (loss) and GAAP net income (loss) is included in the financial tables attached to this release.

•

Adjusted EBITDA was ($0.5) million in the second quarter of 2010, compared to $3.1 million for the same period of 2009. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“As we have highlighted for more than a year now, the company’s entire energy is concentrated on two key beliefs: first, that performance-based call advertising products will become ubiquitous; and second, that small businesses will increasingly look to unified marketing products to help them grow and manage their business and customer relationships—with the primary intent being to have their phone ring with new customers,” said Russell C. Horowitz, Marchex Chairman and CEO. “We continue to believe that call advertising is a transformational performance advertising medium. We are continuing to see progress and growth in the products that address this theme, particularly our Pay-For-Call Exchange and our Small Business Marketing products. We expect to continue our customer and partner momentum as the year progresses.”

Operating Highlights:

Local Advertising Services: For the second quarter of 2010, revenue from Local Advertising Services, which includes Marchex’s Call Advertising and Small Business Marketing products, was $14.9 million. Marchex ended the second quarter with more than 75,000 advertisers. Marchex expects to continue adding to its advertiser base in 2010.

Publishing: For the second quarter of 2010, revenue from Publishing, which is Marchex’s proprietary local and category websites that fulfill advertiser campaigns, was $6.5 million.

General Business Highlights:

1.	Marchex launched its Pay-For-Call Exchange, a performance-based advertising product that connects advertisers to customers through phone calls driven from mobile, online and offline marketing channels. Advertisers only pay for qualified calls driven to their business.

2.	Marchex recently entered into a multi-year strategic relationship with Skype. The agreement enables Marchex to exclusively manage, operate and sell Click & Call Advertising with Skype directly to advertisers across the U.S., Canada and Western Europe. Additionally, Skype is featured as a distribution source within the Marchex Pay-For-Call Exchange. Skype has more than 560 million users worldwide.

3.	Marchex recently extended and expanded its agreement with AT&T Interactive that contemplates the following:

•	The consolidation of all AT&T Interactive SMB (small-and-medium sized business) and certain national search-based performance marketing programs to Marchex;

•	A multi-year contract extension with product exclusivity through the majority of the term, which now extends the 2011 contract expiration out through mid-2015;

•	Transitioning all existing and renewing customers in search-based performance marketing programs from other providers to Marchex primarily over the next 12 months; and all new customers to Marchex.

For the second quarter, investment incentive offsets related to this agreement were approximately $4.2 million. For more information on the financial impact of this agreement, please refer to the lower portion of this release.

4.	During the second quarter of 2010, Marchex sold a small number of non-strategic domains that yielded $700,000. There is still significant demand for high quality domains and Marchex believes that will remain the case for the foreseeable future.

5.	In addition, during the second quarter of 2010, Marchex purchased 304,000 shares of its outstanding Class B common stock for a total price of $1.5 million, bringing its total shares repurchased under its stock repurchase program to 9.5 million shares, or 27% of its outstanding common stock.

Marchex Financial Guidance:

The following forward-looking statements reflect Marchex’s expectations as of August 5, 2010.

Following is a summary financial guidance table for Marchex’s fiscal year 2010 and the third quarter of 2010, reflecting the impact of its strategic deal with AT&T Interactive:

Guidance for fiscal year 2010:

Revenue estimate (reflecting the impact of up to $8.2 million in AT&T Interactive investment incentive offsets as described below):	$93 million to $97 million

Adjusted Operating Income Before Amortization estimate (reflecting the impact of up to $8.2 million in AT&T Interactive investment incentive offsets as described below):	More than $2.5 million

Adjusted EBITDA:	Estimated add-backs of approximately $4.6 million in additional depreciation and amortization to its adjusted operating income before amortization, implying an adjusted EBITDA of more than $7.1 million.

Guidance for third quarter 2010:

Revenue estimate (reflecting the impact of $3 million in AT&T Interactive investment incentive offsets as described below):	More than $22.7 million

Adjusted EBITDA:	Estimated add-backs of approximately $1 million in additional depreciation and amortization to its adjusted operating income before amortization.

“We continue to see growth and momentum across our Call Advertising and Small Business Marketing products, which will drive higher sequential revenue, adjusted operating income before amortization and adjusted EBITDA for the third and fourth quarters of 2010. We also continue to expect a return to our first quarter 2010 margin levels as we exit the year, setting a strong foundation for continued growth into 2011,” said Michael Arends, Marchex Chief Financial Officer.

Marchex anticipates revenue from proprietary traffic sources for the third quarter of 2010 to be in a similar range to the second quarter. Marchex expects revenue volatility from proprietary traffic sources due to the nature of large advertiser spending as we continue to build our efforts to diversify advertisers in this revenue source.

AT&T Interactive Agreement Financial Impact:

The following reflects Marchex’s expectations for its AT&T Interactive relationship as of August 5, 2010.

Marchex’s expanded relationship with AT&T Interactive is estimated to yield more than $100 million in revenue to Marchex over the next five years. As part of the transition program, Marchex is providing AT&T Interactive an estimated $8.2 million in 2010 deal-related financial incentives to drive accelerated advertiser migration to Marchex that commenced in May, 2010 which is scheduled to primarily occur over the next nine months. Marchex estimates investment incentives of $4.2 million, $3 million and $1 million, respectively, for the second, third and fourth quarters of 2010. Revenue from the relationship is reflected in Marchex’s financial statements under the Local Advertising Services line item and almost all of the incentives will flow through as offsets to this revenue line, with the balance as additional costs in technology investment to accommodate thousands of new advertisers on the platform. When considering the deal-related financial incentives and the timing of the advertiser migrations, in comparison to its 2010 first quarter results, Marchex sees the net impact as dilutive to financial results through the fourth quarter of 2010, and accretive to its financial results starting in the first quarter of 2011, with significant growth thereafter. For additional information on our AT&T Interactive relationship, please see our first quarter 2010 earnings release.

Conference Call and Webcast Information:

Management will hold a conference call, starting at 5:00 p.m. ET on Thurs., August 5, 2010 to discuss its second quarter ended June 30, 2010 financial results, and other company updates. To access the call by live webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/earnings-releases). An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex:

Marchex’s mission is to unlock local commerce globally by helping advertisers reach customers wherever they may be—in mobile, offline and online channels, including on our own local and category websites.

Our performance-based call advertising products, the Marchex Pay-For-Call Exchange and Marchex Call Analytics, are reinventing how businesses acquire new customers through the phone. Our award-winning Small Business Marketing products empower local businesses to efficiently monitor their online presence, communicate with their customers, and acquire new ones. Every day, our products support tens of thousands of advertisers and partners, ranging from global enterprises to local businesses.

For more information about Marchex (NASDAQ: MCHX), please visit www.marchex.com.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues and other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management, including without limitation regarding our strategic relationship with AT&T Interactive are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements, which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 5, 2010 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets as these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income (Loss) divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income (Loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), and (5) dividends paid to participating securities. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method provided performance conditions have been met and includes the weighted average number of all potential common shares relating to restricted stock and restricted stock units, provided performance conditions have been met. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Marchex Investor Relations:

Trevor Caldwell

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

Marchex Press:

Michelle Craig

Nyhus Communications for Marchex

Telephone: 206.323.3733

Email: michelle(at)nyhus.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended June 30,
	2009	2010
Revenue	$21,081,073	$21,393,353

Expenses:
Service costs (1)	11,024,516	13,655,544
Sales and marketing (1)	3,682,352	3,511,375
Product development (1)	3,446,317	4,326,330
General and administrative (1)	3,987,195	4,289,559
Amortization of intangible assets from acquisitions	1,334,585	710,907

Total operating expenses	23,474,965	26,493,715

Gain on sales and disposals of intangible assets, net	854,616	690,244

Loss from operations	(1,539,276)	(4,410,118)

Interest income (expense) and other, net	(18,939)	36,945

Loss before provision for income taxes	(1,558,215)	(4,373,173)

Income tax benefit	(390,058)	(1,245,557)

Net loss	(1,168,157)	(3,127,616)

Dividends paid to participating securities	(49,846)	(48,115)

Net loss applicable to common stockholders	$(1,218,003)	$(3,175,731)

Basic and diluted net loss per share applicable to Class A and Class B common stockholders	$(0.04)	$(0.10)
Dividends paid per share	$0.02	$0.02

Shares used to calculate basic net loss per share applicable to common stockholders

Class A	10,869,216	10,786,403
Class B	22,454,956	21,995,133

Shares used to calculate diluted net loss per share applicable to common stockholders

Class A	10,869,216	10,786,403
Class B	33,324,172	32,781,536

(1) Includes stock-based compensation allocated as follows:

Service costs	$102,546	$205,149
Sales and marketing	524,655	214,437
Product development	115,027	251,971
General and administrative	1,795,853	1,922,140

Total	$2,538,081	$2,593,697

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Six Months Ended June 30,
	2009	2010
Revenue	$47,652,022	$45,395,334

Expenses:
Service costs (1)	22,886,210	26,305,045
Sales and marketing (1)	11,271,267	7,422,083
Product development (1)	7,600,517	8,288,614
General and administrative (1)	8,057,735	8,125,820
Amortization of intangible assets from acquisitions	3,469,551	1,415,373

Total operating expenses	53,285,280	51,556,935

Gain on sales and disposals of intangible assets, net	1,784,855	2,017,548

Loss from operations	(3,848,403)	(4,144,053)

Interest income (expense) and other, net	(3,782)	31,285

Loss before provision for income taxes	(3,852,185)	(4,112,768)

Income tax benefit	(1,010,991)	(917,378)

Net loss	(2,841,194)	(3,195,390)

Dividends paid to participating securities	(90,459)	(91,689)

Net loss applicable to common stockholders	$(2,931,653)	$(3,287,079)

Basic and diluted net loss per share applicable to Class A and Class B common stockholders	$(0.09)	$(0.10)
Dividends paid per share	$0.04	$0.04

Shares used to calculate basic net loss applicable to common stockholders

Class A	10,899,547	10,810,901
Class B	23,094,703	22,077,331

Shares used to calculate diluted net loss applicable to common stockholders

Class A	10,899,547	10,810,901
Class B	33,994,250	32,888,232

(1) Includes stock-based compensation allocated as follows:

Service costs	$197,056	$384,632
Sales and marketing	982,509	381,094
Product development	298,432	460,176
General and administrative	3,512,111	3,755,118

Total	$4,990,108	$4,981,020

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2009	June 30, 2010
Assets
Current assets:
Cash and cash equivalents	$33,638,002	$32,903,472
Trade accounts receivable, net	14,783,429	13,438,343
Prepaid expenses and other current assets	3,463,430	4,775,715
Refundable taxes	5,380,029	6,463,316
Deferred tax assets	950,477	1,135,846

Total current assets	58,215,367	58,716,692

Property and equipment, net	5,051,717	4,871,219
Deferred tax assets	52,690,910	50,742,357
Intangibles and other assets, net	3,667,398	2,811,623
Goodwill	35,438,289	35,419,717
Intangible assets from acquisitions, net	4,309,478	2,894,105

Total assets	$159,373,159	$155,455,713

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$8,763,090	$8,402,815
Accrued expenses and other current liabilities	6,158,966	6,021,007
Deferred revenue	2,020,728	1,953,753

Total current liabilities	16,942,784	16,377,575

Other non-current liabilities	1,005,444	1,570,324

Total liabilities	17,948,228	17,947,899

Stockholders’ equity:
Class A common stock	111,317	110,489
Class B common stock	251,939	249,262
Treasury stock	(3,204,884)	(1,493,885)
Additional paid-in capital	281,952,605	279,523,383
Accumulated deficit	(137,686,046)	(140,881,435)

Total stockholders’ equity	141,424,931	137,507,814

Total liabilities and stockholders’ equity	$159,373,159	$155,455,713

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss to Operating Income (Loss) Before Amortization (OIBA) and

Adjusted Operating Income (Loss) Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended June 30,
	2009	2010
Net loss applicable to common stockholders	$(1,218,003)	$(3,175,731)

Dividends paid to participating securities	(49,846)	(48,115)

Net loss	(1,168,157)	(3,127,616)

Income tax benefit	(390,058)	(1,245,557)

Loss before provision for income taxes	(1,558,215)	(4,373,173)

Interest (income) expense and other, net	18,939	(36,945)

Loss from operations	(1,539,276)	(4,410,118)

Stock-based compensation	2,538,081	2,593,697
Amortization of intangible assets from acquisitions	1,334,585	710,907

Operating income (loss) before amortization (OIBA)	2,333,390	(1,105,514)

Gain on sales and disposals of intangible assets, net	(854,616)	(690,244)

Adjusted operating income (loss) before amortization (Adjusted OIBA)	$1,478,774	$(1,795,758)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss to Operating Income Before Amortization (OIBA) and

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Six Months Ended June 30,
	2009	2010
Net loss applicable to common stockholders	$(2,931,653)	$(3,287,079)

Dividends paid to participating securities	(90,459)	(91,689)

Net loss	(2,841,194)	(3,195,390)

Income tax benefit	(1,010,991)	(917,378)

Loss before provision for income taxes	(3,852,185)	(4,112,768)

Interest (income) expense and other, net	3,782	(31,285)

Loss from operations	(3,848,403)	(4,144,053)

Stock-based compensation	4,990,108	4,981,020
Amortization of intangible assets from acquisitions	3,469,551	1,415,373

Operating income before amortization (OIBA)	4,611,256	2,252,340

Gain on sales and disposals of intangible assets, net	(1,784,855)	(2,017,548)

Adjusted operating income before amortization (Adjusted OIBA)	$2,826,401	$234,792

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended June 30,
	2009	2010
Net cash provided by operating activities	$4,157,262	$1,251,289

Changes in asset and liabilities, net of effects of acquisitions	(719,510)	(510,617)
Income tax benefit	(390,058)	(1,245,557)
Interest (income) expense and other, net	19,064	(36,945)
Income and excess tax benefits related to stock options	38,413	—

Adjusted EBITDA	$3,105,171	$(541,830)

Net cash provided (used) by investing activities	$466,894	$(9,447)

Net cash used in financing activities	$(1,655,186)	$(2,176,681)

	Six Months Ended June 30,
	2009	2010
Net cash provided by operating activities	$8,331,044	$4,270,333

Changes in asset and liabilities, net of effects of acquisitions	(1,341,641)	(448,136)
Income tax benefit	(1,010,991)	(917,378)
Interest (income) expense and other, net	4,347	(31,267)
Income and excess tax benefits related to stock options	49,477	—

Adjusted EBITDA	$6,032,236	$2,873,552

Net cash provided by investing activities	$921,108	$31,713

Net cash used in financing activities	$(7,939,287)	$(5,036,576)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended June 30,
	2009	2010
Adjusted Non-GAAP EPS	$0.03	$(0.03)

Net loss per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.04)	$(0.10)
Shares used to calculate diluted net loss per Class B share applicable to common stockholders	33,324,172	32,781,536

Net loss applicable to common stockholders	$(1,218,003)	$(3,175,731)

Stock-based compensation	2,538,081	2,593,697
Amortization of intangible assets from acquisitions	1,334,585	710,907
Gain on sales and disposals of intangible assets, net	(854,616)	(690,244)
Interest (income) expense and other, net	18,939	(36,945)
Dividends paid to participating securities	49,846	48,115
Estimated impact of income taxes	(906,634)	(610,138)

Adjusted Non-GAAP net income (loss) applicable to common stockholders	$962,198	$(1,160,339)

Adjusted Non-GAAP EPS	$0.03	$(0.03)

Shares used to calculate diluted net loss per Class B share applicable to common stockholders	33,324,172	32,781,536
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,781,197	2,828,781

Shares used to calculate Adjusted Non-GAAP EPS	36,105,369	35,610,317

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method. The impact of restricted stock units and options subject to performance conditions have or will be included once the performance conditions have been met.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Six Months Ended June 30,
	2009	2010
Adjusted Non-GAAP EPS	$0.05	$0.00

Net loss per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.09)	$(0.10)
Shares used to calculate diluted net loss per Class B share applicable to common stockholders	33,994,250	32,888,232

Net loss applicable to common stockholders	$(2,931,653)	$(3,287,079)

Stock-based compensation	4,990,108	4,981,020
Amortization of intangible assets from acquisitions	3,469,551	1,415,373
Gain on sales and disposals of intangible assets, net	(1,784,855)	(2,017,548)
Interest (income) expense and other, net	3,782	(31,285)
Dividends paid to participating securities	90,459	91,689
Estimated impact of income taxes	(2,000,118)	(1,001,363)

Adjusted Non-GAAP net income applicable to common stockholders	$1,837,274	$150,807

Adjusted Non-GAAP EPS	$0.05	$0.00

Shares used to calculate diluted net loss per Class B share applicable to common stockholders	33,994,250	32,888,232
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,563,898	2,738,314

Shares used to calculate Adjusted Non-GAAP EPS	36,558,148	35,626,546

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method. The impact of restricted stock units and options subject to performance conditions have or will be included once the performance conditions have been met.